                               SECURITY AGREEMENT

1.       Identification.

         This Security Agreement (the "Agreement"), dated for identification purposes only January 9, 2001, is entered into by and between Vianet Technologies, Inc., a Delaware corporation ("Debtor"), Bayard Holdings, a Liberian corporation, Sonata Holdings, a Liberian corporation, and Xelix Capital, a Liberian corporation (Bayard Holdings, Sonata Holdings and Xelix Capital are referred to herein individually as a "Shareholder" and collectively "Shareholders") and Barbara Mittman, as collateral agent [acting in the manner and to the extent described in the Collateral Agent Agreement defined below] (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto as being in the First Group or Second Group (collectively, the "Lenders").

2.       Recitals.

         2.1 The Lenders have made loans to Debtor (the "Loans").

         2.2 The Loans are evidenced by those certain Secured Convertible Notes described on Schedule A hereto ("Notes") and executed by Debtor as the "Borrower" thereof, for the benefit of each individual Lender as the "Holder" thereof.

         2.3 In order to induce Lenders to make the Loans, and as security for Debtor's performance of its obligations under the Notes and as security for the repayment of the Loans and any and all other sums due from Debtor to Lender whether arising under the Notes issued pursuant to a Subscription Agreement entered into between Debtor and each Lender relating to the Notes (the "Subscription Agreement"), or pursuant to other written instruments and agreements entered into by the Debtor and a Lender, whether before or after the date hereof, and further specifically including all of the Debtor's obligations arising under the Notes and the Subscription Agreement relating thereto (collectively, the "Obligations"), Debtor and Shareholders, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in certain property specified in this Agreement, on the terms and conditions hereinafter set forth.

         2.4 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated as of January 9, 2001, among the Lenders and Collateral Agent.


                  Defined Terms. The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.       Grant of General Security Interest in Collateral.

         3.1 As security for the Obligations, Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

         3.2 "Collateral" shall mean all of the following property of Debtor:

                  (a) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; investment property; general intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures) (collectively, the "General Intangibles"); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of Debtor at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

                  (b) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:

                             (i) All inventory, wherever located, whether now
owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor's right, title and interest in and to the foregoing (including all of Debtor's rights as a seller of goods);

                             (ii) All equipment and fixtures, wherever located,
whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor's rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                             (iii) All consumer goods, farm products, crops,
timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

                  (c) All now owned and hereafter acquired right, title and interests of Debtor in, to and in respect of any real or other personal property in or upon which Debtor has or may hereafter have a security interest, lien or right of setoff;

                  (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party; and

                  (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                  (f) As further security for the Obligations and additional Collateral, Shareholders hereby grant the Collateral Agent, for the benefit of the Lenders, a security interest in and deposits with the Collateral Agent, the common stock of the Debtor as set forth on Schedule B hereto, together with notarized stock powers and corporate resolutions acceptable to the Debtor's transfer agent ("Security Shares"). Such additional Collateral shall include, but not be limited to, all the Debtor's right, title and interest in and to the

Security Shares, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, instruments, and all benefits and entitlements evidenced by or arising out of the Security Shares and all other securities, instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any othe r property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all proceeds arising out of or derived from the foregoing. The Collateral Agent is hereby specifically authorized to transfer any Security Shares into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Security Shares.

         3.3 The Collateral Agent is hereby specifically authorized to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.       Perfection of Security Interest.

         Debtor and Shareholders shall execute and deliver to the Collateral Agent UCC-1 Financing Statements ("Financing Statements") assigning to the Collateral Agent security interests in Debtor's and Shareholders' right, title and interest in and to the Collateral. Debtor and Shareholders hereby authorize the Collateral Agent to file such Financing Statements at the Debtor's expense, in such filing locations as the Collateral Agent deems appropriate.

5.       Distribution on Liquidation.

         5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor and Shareholders shall accept same in trust for the Lenders and shall deliver same to the Collateral Agent to be applied to the Obligations then due, in accordance with the terms of the Notes.

         5.2 Prior to any Event of Default (as defined herein), Debtor and Shareholders shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

6.       Further Action By Debtor and : Covenants and Warrants.

         6.1 Collateral Agent at all times shall have a perfected security interest in the Collateral which shall be prior to any other unperfected interest therein. Debtor and Shareholders have and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims, Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that in the opinion of Collateral Agent might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

         6.2 Debtor and Shareholders will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent. Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral.

         6.3 Debtor and Shareholders will, at all reasonable times, allow Collateral Agent or its representatives free and complete access to all of Debtor 's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent deems necessary.

         6.4 Debtor and Shareholders, at their sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent hereunder, and the Collateral against the claims and demands of all other parties.

         6.5 Debtor and Shareholders will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the rights of Collateral Agent under this Security Agreement.

         6.6 Debtor and Shareholders, at their own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor and Shareholders shall be in form and amounts reasonably acceptable to Collateral Agent. Debtor and Shareholders shall make the Collateral Agent a loss payee thereon. Collateral Agent is hereby irrevocably appointed Debtor's and Shareholders' attorney-in-fact to endorse any check or draft that may be payable to Debtor or Shareholders, so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

         6.7 Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor or Shareholders, and all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor and Shareholders to Collateral Agent upon demand and shall bear interest at 18% per annum from the dates of such expenditures until paid.

         6.8 Upon the request of Collateral Agent, Debtor and Shareholders will furnish within five (5) days thereafter to Collateral Agent, or to any proposed assignee of this Security Agreement, a written statement in form satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Collateral Agent of this Security Agreement, Debtor and Shareholders hereby agree to cause the insurance policies required hereby to be carried by Debtor and Shareholders, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

         6.9 The Debtor and Shareholders will, at their own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonable require.

         6.10 Debtor and Shareholders represent and warrant that they are the true and lawful exclusive owners of the Collateral, free and clear of any liens and encumbrances.

         6.11 Debtor and Shareholders hereby agree not to divest themselves of any right under the Collateral absent prior written approval of the Collateral Agent.

         6.12 Debtor and Shareholders will cooperate and provide such certificate, resolutions, representations, legal opinions and all other matters necessary to facilitate a sale of any part of the Collateral pursuant to Rule 144 under the Securities Act of 1933.

7.       Power of Attorney.

         Debtor and Shareholders hereby irrevocably constitute and appoint the Collateral Agent as the true and lawful attorney of Debtor and Shareholders, with full power of substitution, in the place and stead of Debtor and Shareholders and in the name of Debtor and Shareholders or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor or Shareholders fail to take or fails to execute within five (5) business days of the Collateral Agent's reasonable request therefor. This power of attorney is coupled with an interest, is irrevocable and shall not be affected by any subsequent disability or incapacity of Debtor or Shareholders.

8.       Performance By The Collateral Agent.

         If Debtor or Shareholders fail to perform any material covenant, agreement, duty or obligation of Debtor or Shareholders under this Agreement, the Collateral Agent may, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtor and Shareholders as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.       Event of Default.

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes or Subscription Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor or Shareholders of any of their obligations pursuant to this Agreement shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.


10.      Disposition of Collateral.

         Upon and after any Event of Default which is then continuing,

         10.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code ("Code") then in effect in the State of New York.

         10.2 If any notice to Debtor or Shareholders of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor and Shareholders of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

         10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         10.4 All cash proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations in the following order: First, pro rata among the First Group and Second, pro rata among the Second Group. Proceeds will be not be disbursed to the Second Group until all Obligations to the First Group have been satisfied. Upon payment in full of all Obligations, Debtor and Shareholders shall respectively be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtor or Shareholders shall be without representation or warranty of any nature whatsoever and wholly without recourse. The Lenders may purchase the Collateral and pay for such purchase by offsetting any sums owed to Lender by Debtor arising under the Obligations or any other source.

         10.5 No exercise by the Collateral Agent of any right hereby given it, no dealing by the Collateral Agent with Debtor, Shareholders or any other person, and no change, impairment or suspension of any right or remedy of the Collateral Agent shall in any way affect any of the obligations of Debtor or Shareholders hereunder or any Collateral furnished by Debtor or Shareholders or give Debtor or Shareholders any recourse against the Collateral Agent.

11. Waiver of Automatic Stay. The Debtor and Shareholders acknowledge and agree that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor or Shareholders, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent may be entitled under the Note, Security Agreement, Subscription Agreement and any other agreement to which the Debtor, Shareholders, Lenders or Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR AND SHAREHOLDERS EXPRESSLY WAIVE THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE DEBTOR AND SHAREHOLDERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor and Shareholders hereby consent to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against the Debtor and Shareholders, further, agree not to file any opposition to any motion for relief from stay filed by the Collateral Agent. The Debtor and Shareholders represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor and Shareholders further represent, acknowledge and agree that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral Agent has made any representations to induce this waiver, that the Debtor and Shareholders have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and Shareholders and that the Debtor and Shareholders have had the opportunity to discuss this waiver with counsel. The Debtor and Shareholders further agree that any bankruptcy or insolvency proceeding initiated by the Debtor or Shareholders and will only be brought in courts within the geographic boundaries of New York State.

12.      Miscellaneous.

         12.1 Expenses. Debtor and Shareholders shall severally pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor or Shareholders to perform and observe any agreements of Debtor or Shareholders contained herein which are performed by the Collateral Agent.

         12.2 Waivers, Amendment and Remedies. No courses of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor or Shareholders therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

         12.3 Notices. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to its addresses set forth below (or to any new address of which either party hereto shall have informed the other by the giving of notice in the manner provided herein):

             To Debtor:
                                         Vianet Technologies, Inc.
                                         6509 Windcrest Drive, Suite 160
                                         Plano, Texas 75024
                                         Fax: (972) 608-0780

             With a copy to:             Sichenzia, Ross & Friedman, LLP
                                         135 West 50th Street, 20th Floor
                                         New York, NY 10020
                                         Attn: Richard Friedman, Esq.
                                         Fax: (212) 664-7329

             To Shareholders:            c/o Sichenzia, Ross & Friedman, LLP
                                         135 West 50th Street, 20th Floor
                                         New York, NY 10020
                                         Attn: Richard Friedman, Esq.
                                         Fax: (212) 664-7329


             To Lenders:                 To the addresses and telecopier numbers
                                         Set forth on Schedule A hereto

             To the Collateral Agent:    Barbara R. Mittman
                                         Grushko & Mittman, P.C.
                                         551 Fifth Avenue, Suite 1601
                                         New York, New York 10176
                                         Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

         12.4 Term: Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor and Shareholders, and their successors and assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their heirs, legal representatives, successors in title and assigns.

         12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor and Shareholders with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Debtor and Shareholders hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor and Shareholders hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         12.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

                                                  "DEBTOR"
                                                  VIANET TECHNNOLOGIES, INC.
                                                  a Delaware corporation

                                                  By:
                                                      --------------------------

                                                  Its:
                                                      --------------------------

                                                  "SHAREHOLDERS"

                                                  ------------------------------
                                                  BAYARD HOLDINGS

                                                  ------------------------------
                                                  SONATA HOLDINGS

                                                  ------------------------------
                                                  XELIX CAPITAL


                                                  "THE COLLATERAL AGENT"
                                                  BARBARA MITTMAN

                                                  ------------------------------

APPROVED:

-----------------------------------          -----------------------------------
CELESTE TRUST REG.                           ESQUIRE TRADE & FINANCE, INC.


-----------------------------------          -----------------------------------
SENECA CAPITAL L.P.                          SENECA CAPITAL INTERNATIONAL LTD.


-----------------------------------          -----------------------------------
NATHAN A. LOW                                PEQUOT NAVIGATION OFFSHORE
                                             FUND, INC.

-----------------------------------          -----------------------------------
PEQUOT SCOUT FUND, L.P.                      CARRINGTON SHIPPING, S.A.


       This Security Agreement may be executed by facsimile signature and delivered by confirmed facsimile transmission.

                         SECURITY AGREEMENT - SCHEDULE A

FIRST GROUP

--------------------------------------------------------------------------------
         LENDERS                                     PRINCIPAL AMOUNT OF SECURED
                                                         CONVERTIBLE NOTES
--------------------------------------------------------------------------------
CELESTE TRUST REG.                                           $250,000.00
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.                                $250,000.00
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
SENECA CAPITAL L.P.                                          $258,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
SENECA CAPITAL INTERNATIONAL LTD.                            $492,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
NATHAN A. LOW                                                $100,000.00
135 East 57th Street
New York, NY 10022
Fax: 212-421-5944
--------------------------------------------------------------------------------
PEQUOT NAVIGATION OFFSHORE FUND, INC.                        $75,000.00
500 Nyala Farm Road
Westport, CT 06880
Fax: 203-429-2430
--------------------------------------------------------------------------------
PEQUOT SCOUT FUND, L.P.                                      $425,000.00
500 Nyala Farm Road
Westport, CT 06880
Fax: 203-429-2430
--------------------------------------------------------------------------------
CARRINGTON SHIPPING, S.A.                                    $250,000.00
Reid House, 31 Church Street
Hamilton HM12, Bermuda
Fax: 441-292-9241
--------------------------------------------------------------------------------
TOTAL                                                        $2,100,000.00
--------------------------------------------------------------------------------


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


                                  SECOND GROUP

--------------------------------------------------------------------------------
              LENDERS                                PRINCIPAL AMOUNT OF SECURED
                                                          CONVERTIBLE NOTES
--------------------------------------------------------------------------------
SENECA CAPITAL L.P.                                         $1,512,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
SENECA CAPITAL INTERNATIONAL LTD.                           $2,688,000
527 Madison Avenue, 11th Floor
New York, NY 10022

Fax: 212-758-6060
--------------------------------------------------------------------------------
CELESTE TRUST REG.                                          $250,000.00
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.                               $250,000.00
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
TOTAL                                                       $4,700,000.00
--------------------------------------------------------------------------------

                         SECURITY AGREEMENT - SCHEDULE B

                                 SECURITY SHARES

--------------------------------------------------------------------------------
      DEPOSITOR            DEPOSITED SHARES COMPRISING A
                           PORTION OF THE COLLATERAL
--------------------------------------------------------------------------------
BAYARD HOLDINGS            1,600,000 common shares ($.001 par value per share)
                           of Vianet Technologies, Inc.
--------------------------------------------------------------------------------
SONATA HOLDINGS            600,000 common shares ($.001 par value per
                           share) of Vianet Technologies, Inc.
--------------------------------------------------------------------------------
XELIX CAPITAL              1,400,000 common shares ($.001 par value per share)
                           of Vianet Technologies, Inc.
--------------------------------------------------------------------------------


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